Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information [Abstract]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Entity Registrant Name	GILAT SATELLITE NETWORKS LTD
Entity Central Index Key	0000897322
Current Fiscal Year End Date	--12-31
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	41,182,011
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS:
Cash and cash equivalents	$ 56,231	$ 57,238
Short-term restricted cash	7,034	3,839
Restricted cash held by trustees	1,549	1,004
Trade receivables, net	51,654	51,994
Inventories	31,933	29,612
Other current assets	25,767	22,973
Total current assets	174,168	166,660
LONG-TERM INVESTMENTS AND RECEIVABLES:
Severance pay funds	9,722	10,572
Long-term restricted cash	2,025	4,583
Long-term trade receivables, receivables in respect of capital leases and other receivables	20,219	6,538
Total long-term investments and receivables	31,966	21,693
PROPERTY AND EQUIPMENT, NET	100,926	103,490
INTANGIBLE ASSETS, NET	49,927	57,453
GOODWILL	89,691	106,082
Total assets	446,678	455,378
CURRENT LIABILITIES:
Short-term bank credit	2,971	2,129
Current maturities of long-term loans and convertible subordinated notes	19,092	2,186
Trade payables	25,477	18,267
Accrued expenses	25,609	24,591
Short-term advances from customers held by trustees	1,551	1,004
Other current liabilities	36,764	39,675
Total current liabilities	111,464	87,852
LONG-TERM LIABILITIES:
Long-term loans, net of current maturities	40,353	45,202
Accrued severance pay	9,445	10,579
Accrued interest related to restructured debt		575
Convertible subordinated notes		14,379
Other long-term liabilities	25,341	32,678
Total long-term liabilities	75,139	103,413
COMMITMENTS AND CONTINGENCIES
EQUITY:
Share capital - Ordinary shares of NIS 0.2 par value: Authorized - 60,000,000 shares at December 31, 2011 and 2010; Issued and outstanding - 41,182,011 and 40,697,831 shares at December 31, 2011 and 2010, respectively	1,882	1,855
Additional paid-in capital	867,098	865,080
Accumulated other comprehensive income	541	774
Accumulated deficit	(609,446)	(603,596)
Total equity	260,075	264,113
Total liabilities and equity	$ 446,678	$ 455,378

CONSOLIDATED BALANCE SHEETS (Parenthetical) (ILS)	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS [Abstract]
Ordinary shares, par value per share	0.2	0.2
Ordinary shares, shares authorized	60,000,000	60,000,000
Ordinary shares, shares issued	41,182,011	40,697,831
Ordinary shares, shares outstanding	41,182,011	40,697,831

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues:
Products	$ 201,697	$ 120,255	$ 91,407
Services	137,504	112,730	136,652
Total revenues	339,201	232,985	228,059
Cost of revenues:
Products	114,510	61,975	56,672
Services	103,064	91,156	100,956
Total cost of revenues	217,574	153,131	157,628
Gross profit	121,627	79,854	70,431
Operating expenses:
Research and development, net	31,701	18,945	13,970
Selling and marketing	46,523	33,396	29,138
General and administrative	36,005	29,844	27,987
Costs related to acquisition transactions	256	3,842
Impairment of goodwill and restructuring costs	19,478
Total operating expenses	133,963	86,027	71,095
Operating loss	(12,336)	(6,173)	(664)
Financial income (expenses), net	(1,931)	(557)	1,050
Other income	8,074	37,360	2,396
Income (loss) before taxes on income	(6,193)	30,630	2,782
Taxes on income (tax benefit)	(343)	11	904
Net income (loss)	$ (5,850)	$ 30,619	$ 1,878
Net earnings (loss) per share:
Basic	$ (0.14)	$ 0.76	$ 0.05
Diluted	$ (0.14)	$ 0.73	$ 0.04
Weighted average number of shares used in computing net earnings (loss) per share:
Basic	40,929,056	40,466,906	40,159,431
Diluted	40,929,056	41,985,158	41,473,515

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (USD $) In Thousands, except Share data, unless otherwise specified	Total	Ordinary Shares [Member]	Additional Paid-in Capital [Member]	Accumulated Other Comprehensive Income [Member]	Accumulated Deficit [Member]	Total Comprehensive Income (Loss) [Member]
Balance at Dec. 31, 2008	$ 230,224	$ 1,821	$ 862,390	$ 2,106	$ (636,093)
Balance, shares at Dec. 31, 2008		40,049,000
Issuance of restricted share units	11	11
Issuance of restricted share units, shares		224,000
Stock-based compensation of options and RSUs related to employees and non- employees	937		937
Conversion of convertible subordinated notes	10		10
Conversion of convertible subordinated notes, shares
Comprehensive income (loss):
Foreign currency translation adjustments	(85)			(85)		(85)
Unrealized (loss) gain on forward contracts, net	458			458		458
Realized gain on forward contracts, net	(1,138)			(1,138)		(1,138)
Net income (loss)	1,878				1,878	1,878
Total comprehensive income (loss)						1,113
Balance at Dec. 31, 2009	232,295	1,832	863,337	1,341	(634,215)
Balance, shares at Dec. 31, 2009		40,273,000
Issuance of restricted share units	23	23
Issuance of restricted share units, shares		422,000
Stock-based compensation of options and RSUs related to employees and non- employees	1,726		1,726
Conversion of convertible subordinated notes	1		1
Conversion of convertible subordinated notes, shares
Exercise of stock options	16		16
Exercise of stock options, shares		3,000
Comprehensive income (loss):
Foreign currency translation adjustments	(151)			(151)		(151)
Realized gain on forward contracts, net	(416)			(416)		(416)
Net income (loss)	30,619				30,619	30,619
Total comprehensive income (loss)						30,052
Balance at Dec. 31, 2010	264,113	1,855	865,080	774	(603,596)
Balance, shares at Dec. 31, 2010	40,697,831	40,698,000
Issuance of restricted share units	27	27
Issuance of restricted share units, shares		484,000
Stock-based compensation of options and RSUs related to employees and non- employees	2,009		2,009
Conversion of convertible subordinated notes	9		9
Conversion of convertible subordinated notes, shares
Comprehensive income (loss):
Foreign currency translation adjustments	566			566		566
Unrealized (loss) gain on forward contracts, net	(799)			(799)		(799)
Net income (loss)	(5,850)				(5,850)	(5,850)
Total comprehensive income (loss)						(6,083)
Balance at Dec. 31, 2011	$ 260,075	$ 1,882	$ 867,098	$ 541	$ (609,446)
Balance, shares at Dec. 31, 2011	41,182,011	41,182,000

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (Parenthetical) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
STATEMENTS OF CHANGES IN EQUITY [Abstract]
Accumulated other comprehensive income (loss), foreign currency translation adjustments	$ 1,340	$ 774	$ 925
Accumulated other comprehensive income (loss), unrealized gain on forward contracts, net	$ (799)	$ 0	$ 416

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income (loss)	$ (5,850)	$ 30,619	$ 1,878
Adjustments required to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	24,121	14,794	14,509
Impairment of goodwill and other charges	18,043
Gain from redemption of convertible subordinated notes			(78)
Gain from the sale of investment accounted for at cost	(3,034)	(24,314)	(2,597)
Stock-based compensation of options and RSUs related to employees and non- employees	2,009	1,726	937
Accrued severance pay, net	(285)	(135)	(1,113)
Accrued interest and exchange rate differences on short and long-term restricted cash, net	500	(201)	256
Accrued interest, accretion of discounts and exchange rate differences on held-to-maturity marketable securities and short-term bank deposits, net		(45)	(349)
Exchange rate differences on long-term loans	(112)	(415)	212
Capital loss from disposal of property and equipment	286	270	163
Deferred income taxes	(428)	(250)	992
Decrease (increase) in trade receivables, net	646	(1,562)	14,294
Decrease (increase) in other assets (including short-term, long-term and deferred charges)	(21,062)	(5,545)	6,564
Decrease (increase) in inventories	(4,889)	(2,946)	8,995
Increase (decrease) in trade payables	7,066	(4,759)	(6,855)
Increase (decrease) in accrued expenses	11	2,256	(6,034)
Increase (decrease) in advances from customers held by trustees, net	547	(1,133)	(22,032)
Increase (decrease) in other accounts payable and other long-term liabilities	(8,972)	4,574	(9,909)
Net cash provided by (used in) operating activities	8,597	12,934	(167)
Cash flows from investing activities:
Purchase of property and equipment	(8,948)	(7,638)	(4,485)
Proceeds from sale of investment accounted for at cost	3,034	24,314	2,597
Purchase of held-to-maturity marketable securities and deposits		(30,693)	(130,961)
Proceeds from held-to-maturity marketable securities and deposits		62,384	162,615
Purchase of available-for-sale marketable securities		(4,804)
Proceeds from available-for-sale marketable securities		4,888
Investment in restricted cash (including long-term)	(23,548)	(2,941)	(90)
Proceeds from restricted cash (including long-term)	23,014	1,339	7,696
Proceeds from working capital adjustment to subsidiary purchase price	1,465
Investment in restricted cash held by trustees	(11,737)	(12,346)	(3,056)
Proceeds from restricted cash held by trustees	10,660	13,673	24,834
Acquisitions of subsidiaries, net of cash acquired	(1,867)	(153,883)
Purchase of intangible assets	(38)	(2,515)
Net cash provided by (used in) investing activities	(7,965)	(108,222)	59,150
Cash flows from financing activities:
Exercise of stock options and issuance of restricted share units	27	39	11
Early redemption of convertible notes			(170)
Repayment of convertible debt	(835)	(839)
Short-term bank credit, net	842	(946)	(6,500)
Proceeds from long-term loans		40,000
Repayment of long-term loans	(1,225)	(8,409)	(4,350)
Net cash provided by (used in) financing activities	(1,191)	29,845	(11,009)
Effect of exchange rate changes on cash and cash equivalents	(448)	9	782
Increase (decrease) in cash and cash equivalents	(1,007)	(65,434)	48,756
Cash and cash equivalents at the beginning of the year	57,238	122,672	73,916
Cash and cash equivalents at the end of the year	56,231	57,238	122,672
Cash paid during the year for:
Interest	2,306	1,334	1,546
Income taxes	672	400	698
Non-cash transactions:
Conversion of long-term convertible subordinated notes	9	1	10
Classification from inventories to property and equipment	1,997	717	806
Classification from property and equipment to inventories	110	128	2,497
Raysat Antenna Systems [Member]
Cash flows from investing activities:
Acquisitions of subsidiaries, net of cash acquired		(26,317)
Estimated fair value of assets acquired and liabilities assumed at the acquisition date:
Working capital (excluding cash and cash equivalents)		(4,727)
Property and equipment, net		3,147
Intangible assets		9,778
Other non-current assets		2,144
Goodwill		20,162
Long-term liabilities		(3,436)
Net assets acquired (liabilities) assumed		27,068
Deferred Payment		(751)
Wavestream Corporation [Member]
Cash flows from investing activities:
Acquisitions of subsidiaries, net of cash acquired		(127,566)
Estimated fair value of assets acquired and liabilities assumed at the acquisition date:
Working capital (excluding cash and cash equivalents)		4,816
Property and equipment, net		3,513
Intangible assets		43,568
Other non-current assets		355
Goodwill		85,920
Long-term liabilities		(9,097)
Net assets acquired (liabilities) assumed		129,075
Contingent consideration		(1,509)
Cicat Networks, Inc. [Member]
Cash flows from investing activities:
Acquisitions of subsidiaries, net of cash acquired	(1,867)
Estimated fair value of assets acquired and liabilities assumed at the acquisition date:
Working capital (excluding cash and cash equivalents)	226
Property and equipment, net	42
Intangible assets	720
Other non-current assets	209
Goodwill	1,890
Long-term liabilities	(398)
Contingent consideration	$ (822)

GENERAL	12 Months Ended
Dec. 31, 2011
GENERAL [Abstract]
GENERAL
NOTE 1:	GENERAL

a.	Organization:

Gilat Satellite Networks Ltd. (the "Company" or "Gilat") and its subsidiaries (the "Group") is a global provider of Internet Protocol, or IP, based digital satellite communication and networking products and services. The Group designs, produces and markets VSATs, or very small aperture terminals, and related VSAT network equipment. VSATs are earth based terminals that transmit and receive broadband, Internet, voice, data and video via satellite. VSAT networks combine a large central earth station, called a hub, with multiple remote sites (ranging from tens to thousands of sites), which communicate via satellite. In addition, following the acquisition of Raysat Antenna Systems ("RAS") (see also Note 1c) on July 1, 2010, the group develops and provides Satcom-on-the-Move antenna solutions. Following the acquisition of Wavestream Corp. ( "Wavestream")  (see also Note 1d) on November 29, 2010, the Group develops and designs high power solid state amplifiers for military and commercial broadband communications, radar and imaging.

Gilat was incorporated in Israel in 1987 and launched its first generation VSAT in 1989. For a description of principal markets and customers, see Note 14.

Starting 2010 and following the acquisition of Wavestream the Group operates four complementary, operational and reportable segments:

•	Gilat worldwide is comprised of two reportable segments:
o
Gilat International (previously known as Gilat Network Systems or "GNS"), a provider of VSAT-based networks and associated professional services, including turnkey and management services, to telecom operators worldwide. Since the acquisition of RAS during 2010, Gilat International is also a provider of low-profile antennas, used for satellite-on-the-move communications (Satcom-OnThe-Move) antenna solutions, and

o
Gilat Peru & Colombia (previously known as Spacenet Rural Communications or "SRC" segment), a provider of telephony, Internet and data services primarily for rural communities in Peru and Colombia under projects that are subsidized by government entities.

•	Spacenet Inc. ("Spacenet"), a provider of satellite network services to enterprises, small office/home office ("SOHOs") and residential customers in the U.S.
•
Wavestream, a provider of high power solid state amplifiers (SSPA) and Block Upconverters (BUCs)  with field-proven, high performance solutions designed for mobile and fixed satellite communication ("Satcom") systems worldwide, primarily in the defense market. Wavestream currently concentrates on sales to government defense agencies which accounts for most of its revenues, mainly the U.S. Department of Defense pursuant to contracts awarded to system integrators under defense-related programs.

Commencing 2012, in line with the Company organizational changes instituted at the beginning of 2012, the Company's business will be managed and reported as three separate reportable segments, comprised of the Company's newly named Commercial Satcom, Defense Satcom and Services Divisions:

•
Commercial Satcom provides VSAT networks, satellite communication products and associated professional services to service providers and operators worldwide, including consumer Ka-band initiatives worldwide.

•	Defense Satcom provides satellite communication products and solutions to defense and homeland security organizations worldwide.
•
Services, which includes Spacenet Inc., provides managed network services for business, government and residential customers in North America, and Gilat's service businesses in Peru and Colombia, offering rural telephony and Internet access solutions.

b.	Aborted Agreement and Plan of Merger (the "Agreement and Plan of Merger"):

On March 31, 2008 the Company announced the signing of an Agreement and Plan of Merger to be acquired for $ 475,000 in an all cash transaction by a consortium of private equity investors. The closing of the transaction was subject to shareholders' approval, certain regulatory approvals and other customary closing conditions.

On August 5, 2008 the Company informed the consortium that all conditions precedent to closing had been met.

On August 29, 2008, the Company notified the consortium that it was terminating the Agreement and Plan of Merger citing the consortium's intentional breach of the merger agreement and failure to close the merger transaction within the time period established to complete the transaction.

The definitive agreement provided for a termination fee in the amount of approximately $ 47,500 payable to the Company, and the Company sued the consortium members for this amount. In August 2010, the Company signed settlement agreements with each of the consortium members. Under the terms of the settlement agreements, the Company will receive an aggregate of approximately $ 20,000. As of December 31, 2011, an amount of $13,935 was received, with the remainder to be received in annual installments of $ 2,750 ending in October 2013. The settlement agreements were reached as part of mediation proceedings that began in 2009.

c.	Business combination - acquisition of RAS:

In March 2010 and in April 2010, the Company entered into definitive agreements to acquire all of the units of RAS , a provider of Satcom-on-the-Move antenna solutions, and all of the shares of RaySat BG ("Raysat BG"), a Bulgarian research and development center (together  "RAS") for total consideration of $ 25,200 and $ 3,300 respectively, in cash. During July and August 2010, the Company closed the acquisitions of both entities. In conjunction with these transactions, the Company also acquired patents and marketing rights in the field of two-way Satcom-on-the-Move antennas in the amount of $ 2,500.

The excess of total acquisition costs over the fair value of net tangible and identifiable intangible assets on acquisition of  $ 20,162 was attributable to goodwill. An amount of approximately $ 13,500 out of total goodwill is allocated to the Spacenet segment and the remainder of $ 6,662 is allocated to the Gilat International segment.

The derived goodwill from these acquisitions is attributable to additional capabilities of the Group to expand its products and technology offerings, to augment capabilities of current products and the ability to enter new markets. Of the total acquisition costs attributable to goodwill, $ 10,800 is deductible for tax purposes.

Technology, customer relationships and backlog deriving from acquisitions in the total amount of $ 9,333 are being amortized at an annual weighted average of approximately 8 years.

In-process research and development deriving from the acquisition in the amount of $ 445 represents incomplete research and development projects that have not reached technological feasibility on date of the acquisition.  Upon completion of development, the acquired in- process research and development will be considered finite-lived assets and will be amortized accordingly at an annual weighted average of 9.5 years. During the second half of 2011, the development was completed, therefore the acquired in-process research and development was considered finite-lived assets and the amortization commenced.

Under purchase method of accounting the purchase price was allocated to the identifiable intangible assets acquired and liabilities assumed based upon their estimated fair values as follows:

Cash	$1,396
Other current assets	3,140
Non-current assets	2,144
Property and equipment	3,147
Intangible assets:
Technology	7,963
Customer relationships	1,279
Backlog	91
In-process research and development	445
Goodwill	20,162
Current liabilities	(7,867)
Long-term liabilities	(3,437)

Net assets acquired	$28,463

d.	Business combination - acquisition of Wavestream:

On November 29, 2010 the Group completed the acquisition of all of the outstanding shares of Wavestream, a provider of high power solid state amplifiers.

Wavestream was acquired for approximately $ 135,000, out of which $ 2,500 represented the fair value of the potential contingent consideration according to the estimation of Company's management and was accrued in the Group's financial statements. The contingent consideration of  up to $ 6,800 and was based on a revenues target for Wavestream in 2011. The Company classified the contingent considerations as a liability as of the date of the transaction.

The above revenues target for 2011 was not reached and therefore no additional payment was required with respect to the contingent consideration. The reversal of the contingent consideration liability was recognized as earnings and was recorded as other income in the consolidated statements of operations.

The excess of total acquisition costs over the fair value of net tangible and identifiable intangible assets on acquisition of $ 85,920  was attributed to goodwill and was allocated in its entirety to the Wavestream segment. This amount is not deductible for tax purposes.

In April 2011, the Company received $436 in cash as part of a working capital adjustment pursuant to the acquisition agreement. As a result, the Company retrospectively adjusted the provisional amounts recognized at the acquisition date and adjusted the goodwill balance.

The derived goodwill from this acquisition is attributable to the additional capabilities of the Group to expand its products and technology offerings, to augment the capabilities of current products and the ability to enter the military and defense markets. Technology, customer relationships and backlog in the amount of $ 43,568 are being amortized at an annual weighted average of 7.5 years.

The following table summarizes the estimated fair values of Wavestream's assets acquired and liabilities assumed and related deferred income taxes as of the acquisition date:

Cash	$5,873
Other current assets	18,425
Non-current assets	355
Property and equipment	3,513
Intangible assets:
Technology	40,040
Customer relationships	3,187
Backlog	341
Goodwill *)	85,484
Current liabilities	(13,609)
Long-term liabilities **)	(9,097)

Net assets acquired	$134,512

*)	Goodwill amount was adjusted by $ 436 as a result of a working capital adjustment - see above.
**)	Mainly attributed to deferred tax liabilities.

e.	Impairment of Goodwill

The continuing pressure on the Department of Defense (DOD) budget in the United State along with some uncertainties in its future spending had been reflected in the reduction of Wavestream revenues in 2011 compared to 2011 forecast and to 2010 revenues. This reduction led the Company to assess Wavestream's implied value in accordance with ASC 350 "Intangibles - Goodwill and Others". As a result of the impairment test, the Company recorded an impairment goodwill loss in the amount of $17,900. This amount was recorded as part of "Impairment of goodwill and restructuring costs" in the Statement of Operations. See also Note 2l and Note 10.

f.	Unaudited pro forma condensed results of operations:

The following represents the unaudited pro forma condensed results of operations for the years ended December 31, 2009 and 2010 assuming that the acquisitions of RAS and Wavestream occurred on January 1, 2009. The pro forma information is not necessarily indicative of the results of operations, which actually would have occurred had the acquisition been consummated on those dates, nor does it purport to represent the results of operations for future periods.

	Total Consolidated
	Year ended December 31,
	2010	2009
	Unaudited

Revenues	$304,021	$294,225

Net income (loss)	$43,600	$(855)

Basic net earnings (loss) per share	$1.08	$(0.02)

Diluted net earnings (loss) per share	$1.04	$(0.02)

g.	Business combination - acquisition of CICAT Networks Inc, ("CICAT"):

On April 13, 2011 the Group completed the acquisition of all of the outstanding shares of CICAT, a provider of terrestrial access and network services to enterprises with multi-site locations. The CICAT operation is attributed to the Spacenet segment.

CICAT was acquired for approximately $ 2,823 out of which $ 822 represents the fair value of the potential contingent consideration according to the estimation Company's management and was accrued in the Group's financial statements. The nominal value of the contingent earn- out consideration is for up to $ 1,170 and is based on an agreed upon revenues target for CICAT during 2011-2013. This amount was classified as other current liabilities and other long term liabilities, as applicable.

The derived goodwill from this acquisition is attributable to the additional capabilities of the Group to expand its services, abilities and  offerings and to establish relationships with key partners. The goodwill amount is not deductible for tax purposes.

The following table summarizes the estimated fair values of CICAT's assets acquired and liabilities assumed and related deferred income taxes as of the acquisition date:

The following table summarizes the estimated fair values of Cicat's assets acquired and liabilities assumed and related deferred income taxes as of the acquisition date:

Cash	$134
Other current assets	1,301
Non-current assets	209
Property and equipment	42
Intangible assets:
Customer relationships	626
Backlog	94
Goodwill	1,890
Current liabilities	(1,075)
Long-term liabilities	(398)

Net assets acquired	$2,823

CICAT's revenues and net income (loss) were $ 5,580 and $ (191), respectively, for the year ending December 31, 2011, and $ 4,454 and $ 105, respectively, for the year ending December 31, 2010.

h.
The Company depends on a major supplier to supply certain components and services for the production of its products or providing services. If this supplier fails to deliver or delays the delivery of the necessary components or services, the Company will be required to seek alternative sources of supply. A change in suppliers could result in manufacturing delays or services delays which could cause a possible loss of sales and, or, additional incremental costs and, consequently, could adversely affect the Company's results of operations and financial position..

SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SIGNIFICANT ACCOUNTING POLICIES [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP").

a.	Use of estimates:

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions. The Company's management believes that the estimates, judgments and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

b.	Functional currency:

The majority of the revenues of the Company and certain of its subsidiaries are generated in U.S. dollars ("dollar") or linked to the dollar. In addition, a substantial portion of the Company's and certain of its subsidiaries' costs are incurred in dollars. The Company's management believes that the dollar is the primary currency of the economic environment in which the Company and certain of its subsidiaries operate. Thus, the functional and reporting currency of the Company and certain of its subsidiaries is the dollar.

Accordingly, monetary accounts maintained in currencies other than the dollar are remeasured into dollars in accordance with ASC 830, "Foreign Currency Matters" ("ASC 830"). All transaction gains and losses of the remeasurement of monetary balance sheet items are reflected in the consolidated statements of operations as financial income or expenses, as appropriate.

The financial statements of a foreign subsidiary whose functional currency has been determined to be its local currency, have been translated into dollars. Assets and liabilities have been translated using the exchange rates in effect at the balance sheet date. Statements of operations amounts have been translated using average rates, which approximates the prevailing exchange rate for each transaction. The resulting translation adjustments are reported as a component of equity in accumulated other comprehensive income (loss).

c.	Principles of consolidation:

The consolidated financial statements include the accounts of the Company and its subsidiaries, in which the Company has a controlling voting interest and entities consolidated under the variable interest entities ("VIE") provisions of  ASC 810, "Consolidation" ("ASC 810"). Inter-company balances and transactions have been eliminated upon consolidation.

The Company applies the provisions of ASC 810 which provides a framework for identifying VIEs and determining when a company should include the assets, liabilities, noncontrolling interests and results of activities of a VIE in its consolidated financial statements.

In general, a VIE is a corporation, partnership, limited-liability corporation, trust, or any other legal structure used to conduct activities or hold assets that either (1) has an insufficient amount of equity to carry out its principal activities without additional subordinated financial support, (2) has a group of equity owners that is unable to make significant decisions about its activities, (3) has a group of equity owners that does not have the obligation to absorb losses or the right to receive returns generated by its operations or (4) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity, their rights to receive the expected residual returns of the entity, or both and substantially all of the entity's activities (for example, providing financing or buying assets) either involve or are conducted on behalf of an investor that has disproportionately few voting rights.

ASC 810 requires a VIE to be consolidated by the party with an ownership, contractual or other financial interest in the VIE (a variable interest holder) that has both of the following characteristics: a) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

A variable interest holder that consolidates the VIE is called the primary beneficiary. Upon consolidation, the primary beneficiary generally must initially record all of the VIE's assets, liabilities and noncontrolling interests at fair value and subsequently account for the VIE as if it were consolidated based on a majority voting interest. ASC 810 also requires disclosures about VIEs in which the variable interest holder is not required to consolidate but in which it has a significant variable interest.

Most of the activity of Gilat Colombia in Colombia consists of operating subsidized projects for the government of Colombia (the "Compartel Projects"). The Compartel Projects were awarded to Gilat's Colombian subsidiaries in 1999 and 2002.

As required by the Compartel Projects' bid documents, the Group established trusts (the "Trusts") and entered into governing Trust Agreements (one for each project awarded) (collectively, the "Trust Agreements"). The Trusts were established for the purpose of holding the network equipment, processing payments to subcontractors, and holding the funds received through the subsidy (the "Subsidy") until they are released in accordance with the terms of the Subsidy and paid to the Group. The Trusts are a mechanism to allow the Colombia government to review amounts to be paid with the Subsidy and verify that such funds are used in accordance with the transaction document of the project and the terms of the Subsidy. The Group generates revenues from the Subsidy, as well as from the use of the network that the Group operates.

The Trusts are considered VIEs and the Group is identified as the primary beneficiary of the Trusts.

Under ASC 810 the Company performs ongoing reassessments of whether it is the primary beneficiary of a VIE. As the assessment of Company's management is that the Company has the power to direct the activities of a VIE that most significantly impact the VIE's activities (it is responsible for establishing and operating the networks), and the obligation to absorb losses of the VIE that could potentially be significant to the VIE and the right to receive benefits from the VIE that could potentially be significant to the VIE economic performance, it was therefore concluded by management that the Company is the primary beneficiary of the Trusts.  As such, the Trusts were consolidated in the financial statements of the Company since their inception.

As of December 2011 and 2010, the Trust's total assets, mainly classified as "Restricted cash held by trustees" and total liabilities, mainly classified as "Short-term advances from customers held by trustees" are consolidated within the financial statements of the Company and amounted to $ 1,555 and $ 1,004, respectively.

d.	Cash equivalents:

e.	Short-term and long-term restricted cash:

Short-term restricted cash is primarily invested in certificates of deposit, which mature within one year. As of December 31, 2011, the vast majority of this amount was linked to the dollar. It is used as collateral for the lease of the Group's offices, performance guarantees to customers and loans, and bears weighted average interest rates of 1.29% and 1.64% as of December 31, 2011 and 2010, respectively.

Long-term restricted cash is primarily invested in certificates of deposit, which mature in more than one year. As of December 31, 2011, the vast majority of the amount is linked to the dollar. It bears annual weighted average interest rates of 0.47% and 0.35% as of December 31, 2011 and 2010, respectively. This long-term restricted cash is used as collateral for the lease of the Group's offices, a sale and lease back transaction, performance guarantees to customers and loans.

f.	Restricted cash held by trustees:

As of December 31, 2011 and 2010, short-term restricted cash held by trustees is invested in a savings bank account linked to the Colombian Peso. The restricted cash is being released based upon performance milestones as stipulated in the Group's agreements with the government of Colombia.

g.	Inventories:

Inventories are stated at the lower of cost or market value. Inventory write-offs are provided to cover risks arising from slow-moving items, excess inventories, discontinued products, new products introduction and for market prices lower than cost. Any write-off is recognized in the consolidated statement of operations as cost of revenue.

Cost is determined as follows:

Raw materials, parts and supplies - with the addition of allocable indirect manufacturing costs using the average cost method.

Work-in-progress - represents the cost of manufacturing with the addition of allocable indirect manufacturing costs, using the average cost method.

Finished products - calculated on the basis of direct manufacturing costs with the addition of allocable indirect manufacturing costs, using the average cost method.

h.	Investment in other companies:

The investment in these companies is stated at cost since the Group does not have the ability to exercise significant influence over operating and financial policies of the investments.

The Group's investments in other companies are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an investment may not be recoverable in accordance with ASC 323, "Investments - Equity Method and Joint Ventures". Any impairment loss is recognized in the consolidated statements of operations. As of December 31, 2011 and 2010, the investment in these companies was nil.

i.	Long-term trade receivables:

Long-term trade receivables from long-term payment agreements are initially recognized at estimated present values determined based on rates of interest at recognition date and reported at the net amounts in the accompanying consolidated financial statements. Imputed interest is recognized, using the effective interest method, as a component of financial income (expenses) in the statements of operations.

j.	Property and equipment, net:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets as follows:

Years

Buildings	50
Computers, software and electronic equipment	3 - 10
Office furniture and equipment	5 - 17
Vehicles	3 - 7
Leasehold improvements	Over the term of the lease or the useful life of the improvements, whichever is shorter

Intangible assets subject to amortization are initially recognized based on the fair value allocated to them, and subsequently stated at amortized cost. The assets are amortized over their estimated useful lives using  the straight line method over an estimated period during which benefits are expected to be received, in accordance with ASC 350, "Intangible - Goodwill and Other" ("ASC 350") as the following weighted average  in years:
Years

Technology	7.8
Customer relationships	7
Marketing rights and patents	12.3
In-process research and development	9.5
Backlog	1.1

In accordance with ASC 360, "Property, Plant, and Equipment" ("ASC 360"), the Company's management assessed whether there has been an impairment of the Company's intangible assets during 2011. This was undertaken due to certain indicators of impairment,  mainly the goodwill impairment related to Wavestream. Impairment is considered to exist if total estimated future cash flows on an undiscounted basis are less than the carrying value of the asset or asset group tested for impairment.

Based on the assessment described above, as of December 31, 2011 no impairment losses have been identified. (See also Note 2m).

Deferred charges represent costs related to the deferred revenue. Such costs are charged to the statement of operations when the related revenues are recognized. Deferred charges are presented on the balance sheet under other current assets, if it will be recognized in the statement of operations within a year after the balance sheet date and under intangible assets and deferred charges, if it will be recognized in more than one year after the balance sheet date.

l.	Goodwill:

Goodwill represents the excess of the purchase price in a business combination over the fair value of the net tangible and intangible assets acquired. Under ASC 350, goodwill is not amortized, but rather is subject to an annual impairment test. Goodwill is tested for impairment at the reporting unit level by comparing the fair value of the reporting unit with its carrying value. The Company performs its annual impairment analysis of goodwill in the fourth quarter of the year, or more often if there are indicators of impairment present. The provisions of ASC 350 require that a two-step impairment test be performed on goodwill at the level of the reporting units. In the first step, or Step 1, the Company compares the fair value of each reporting unit to its carrying value. If the fair value exceeds the carrying value of the net assets, goodwill is considered not impaired, and the Company is not required to perform further testing. If the carrying value of the net assets exceeds the fair value, then the Company must perform the second step, or Step 2, of the impairment test in order to determine the implied fair value of goodwill. To determine the fair value used in Step 1, the Company uses discounted cash flows. If and when the Company is required to perform a Step 2 analysis, determining the fair value of its net assets and its off-balance sheet intangibles would require it to make judgments that involve the use of significant estimates and assumptions.

The Company determines the fair value of each reporting unit using the Income Approach, which utilizes a discounted cash flow model, as it believes that this approach best approximates the reporting unit's fair value. Judgments and assumptions related to revenue, operating income, future short-term and long-term growth rates, weighted average cost of capital, interest, capital expenditures, cash flows, and market conditions are inherent in developing the discounted cash flow model. The Company considers historical rates and current market conditions when determining the discount and growth rates to use in its analyses. If these estimates or their related assumptions change in the future, the Company may be required to record impairment charges for its goodwill.

The Company performed its annual impairment test as of December 31, 2011 and recorded goodwill impairment in the total amount of approximately $17,900 in connection with Wavestream reporting unit.  The material assumptions used for the income approach for 2011 were 5 years of projected net cash flows, a discount rate of 12.5% and a long-term growth rate of 4%.

m.	Impairment of long-lived assets and long-lived assets to be disposed of:

The Group's long-lived assets are reviewed for impairment in accordance with ASC 360, "Property, Plant, and Equipment" ("ASC 360"), whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the assets. Such measurement includes significant estimates. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. However, the carrying amount of a group of assets is not to be reduced below its fair value. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. (See also Note 2k).

In 2011 and 2010, no impairment losses have been identified.

n.	Revenue recognition:

The Group generates revenue mainly from the sale of products and services for satellite-based communications networks. Sale of products includes mainly the sale of VSATs, hubs and amplifiers. Service revenue include access to and communication via satellites ("space segment), installation of network equipment, telephone services, internet services, consulting, on-line network monitoring, network maintenance and repair services. The Group sells its products primarily through its direct sales force and indirectly through resellers or system integrators. Sales consummated by the Group's sales force and sales to resellers or system integrators are considered sales to end-users.

Revenue from product sales is recognized in accordance with SEC Staff Accounting Bulletin ("SAB") No. 104, "Revenue Recognition" ("SAB No. 104"), when delivery has occurred, persuasive evidence of an agreement exists, the vendor's fee is fixed or determinable, no further obligation exists and collectability is probable. When significant acceptance provisions are included in the arrangement revenue are deferred until the acceptance occurs. Generally, the Group does not grant rights of return. Service revenues are recognized ratably over the period of the contract or as services are performed, as applicable.

In October 2009, the FASB issued Accounting Standards Update (''ASU'') No. 2009-13, ''Multiple-Deliverable Revenue Arrangements'' (''ASU 2009-13''). The new standard changes the requirements for establishing separate units of accounting in a multiple element arrangement and requires the allocation of arrangement consideration to each deliverable to be based on the relative selling price.
The Company adopted this standard as of the beginning of fiscal 2011 on a prospective basis for new and materially modified transaction  originating after January 1, 2011; the effect of the adoption of the new standard on the financial results of the Company for the year ended December 31, 2011, was immaterial. The Company is not able to reasonably estimate the effect of adopting this standard on future financial periods as the impact will vary based on the nature and volume of new or materially modified transactions in any given period.

For 2011 and future periods, pursuant to the guidance of ASU 2009-13, when a sales arrangement contains multiple elements, such as equipment and services,  the Company allocates revenues to each element based on a selling price hierarchy. The selling price for a deliverable is based on its vendor specific objective evidence (''VSOE'') if available, third party evidence (''TPE'') if VSOE is not available, or estimated selling price (''ESP'') if neither VSOE nor TPE is available. In multiple element arrangements, revenues are allocated to each separate unit of accounting for each of the deliverables using the relative selling prices of each of the deliverables in the arrangement based on the aforementioned selling price hierarchy.
Revenue from products under sales-type lease contracts is recognized in accordance with ASC 840, "Leases" ("ASC 840") upon installation or upon delivery, in cases where the customer obtains its own or other's installation services. The net investments in sales-type leases are discounted at the interest rates implicit in the leases. The present values of payments due under sales-type lease contracts are recorded as revenue at the time of shipment or installation, as appropriate. Future interest income is deferred and recognized over the related lease term as financial income.

Revenue from products and services under operating leases of equipment is recognized ratably over the lease period, in accordance with ASC 840.

Deferred revenue represents amounts received by the Group when the criteria for revenue recognition as described above are not met and are included in "Other current liabilities" and "Other long-term liabilities". In general, when deferred revenue is recognized as revenue, the associated deferred charges are also recognized as cost of sales.

o.	Shipping and advertising expenses:

Selling and marketing expenses include shipping expenses in the amounts of $ 2,863, $ 3,945 and $ 2,503 for the years ended December 31, 2011, 2010 and 2009, respectively.

Advertising costs are expensed as incurred. Advertising expenses amounted to $ 1,252, $ 859 and $ 722 for the years ended December 31, 2011, 2010 and 2009, respectively.

p.	Warranty costs:

Generally, the Group provides product warranties for periods between twelve to eighteen months at no extra charge. A provision is recorded for estimated warranty costs based on the Group's experience. Warranty expenses for the years ended December 31, 2011, 2010 and 2009 were immaterial.

q.	Research and development expenses:

Research and development expenses, net of grants received, are charged to expenses as incurred.

r.	Grants:

The Group received non-royalty-bearing grants from the Government of Israel and from other funding sources, for approved research and development projects. These grants are recognized at the time the Group is entitled to such grants on the basis of the costs incurred or milestones achieved as provided by the relevant agreement and included as a deduction from research and development expenses.

Research and development grants deducted from research and development expenses amounted to $ 3,375, $ 3,249 and $ 2,311 in 2011, 2010 and 2009, respectively.
s.	Accounting for stock-based compensation:

The Group accounts for stock-based compensation in accordance with ASC 718, "Compensation-Stock Compensation" ("ASC 718"). ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company's consolidated statement of operations.

The Group recognizes compensation expenses for the value of its awards, which vested and were granted prior to January 1, 2006, based on the accelerated attribution method and for awards granted subsequent to January 1, 2006, based on the straight line method over the requisite service period of each of the awards, net of estimated forfeitures. ASC 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

The Group selected the Black-Scholes-Merton option pricing model as the most appropriate fair value method for its stock-options awards and the fair value of restricted share units, or RSUs, based on the market stock price on the date of grant. The option-pricing model requires a number of assumptions, of which the most significant are the expected stock price volatility and the expected option term. Expected volatility was calculated based upon actual historical stock price movements. The expected term of options granted is based upon historical experience and represents the period of time that options granted are expected to be outstanding.  The risk-free interest rate is based on the yield from U.S. treasury bonds with an equivalent term. The Group has historically not paid dividends and has no foreseeable plans to pay dividends.

The Group accounts for equity instruments issued to third party service providers (non-employees) in accordance with the fair value based on an option-pricing model, pursuant to the guidance in ASC 505-50, "Equity-Based Payments to Non-Employees" ("ASC 505-50") (formerly: EITF 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services"). The fair value of the options granted is revalued over the related service periods and recognized over the vesting period. (See also Note 8).

t.	Income taxes:

The Group accounts for income taxes in accordance with ASC 740, "Income Taxes" ("ASC 740") (formerly: SFAS No. 109, "Accounting for Income Taxes"). ASC 740 prescribes the use of the liability method whereby deferred tax assets and liability account balances are determined based on differences between the financial reporting and the tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Group provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value, if it is more likely than not that a portion or all of the deferred tax assets will not be realized.

The Group accounts for uncertain tax position in accordance with ASC 740-10, "Income Taxes" ("ASC 740-10") , as amended by FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109" ("FIN 48"). ASC 740-10 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. ASC 740-10 utilizes a two-step approach for evaluating tax positions. Recognition (step one) occurs when an enterprise concludes that a tax position, based solely on its technical merits, is more-likely-than-not to be sustained upon examination. Measurement (step two) is only addressed if step one has been satisfied (i.e., the position is more-likely-than-not to be sustained) otherwise a full liability in respect of a tax position not meeting the more-than-likely-than-not criteria is recognized.

Under step two, the tax benefit is measured as the largest amount of benefit, determined on a cumulative probability basis that is more-likely-than-not to be realized upon ultimate settlement.

ASC 740-10, as amended by FIN 48, applies to all tax positions related to income taxes subject to ASC 740. This includes tax positions considered to be "routine" as well as those with a high degree of uncertainty. FIN 48 has expanded disclosure requirements, which include a tabular roll forward of the beginning and ending aggregate unrecognized tax benefits as well as specific detail related to tax uncertainties for which it is reasonably possible the amount of unrecognized tax benefit will significantly increase or decrease within twelve months (See also Note 11).

u.	Concentrations of credit risks:

Financial instruments that potentially subject the Group to concentrations of credit risk consist principally of cash and cash equivalents, short-term bank deposits, short-term and long-term restricted cash, short-term restricted cash held by trustees, trade receivables, short-term and long-term receivables relating to capital leases and long-term trade receivables.

The majority of the Group's cash and cash equivalents, short-term bank deposits, and short-term and long-term restricted cash are invested in dollars with major banks in Israel and in the United States. Such deposits in the United States may be in excess of insured limits and are not insured in Israel and other jurisdictions. Generally, these cash equivalents may be redeemed upon demand and, therefore management believes that they bear lower risk.

The Group also has restricted cash held by trustees, which is invested in Colombian Peso with major banks in Colombia. As of December 31, 2011, restricted cash held by the trustees amounted to $ 1,549. The Group is entitled to receive the restricted cash held by the trustee in stages based upon operational milestones. The cash held in trusts is reflected in the Company's balance sheet as "Restricted cash held by trustees".

Trade receivables, short-term and long-term receivables relating to capital leases and long-term trade receivables of the Group are mainly derived from sales to major customers located in the U.S., Europe, Asia and Asia Pacific, South America and Africa. The Group performs ongoing credit evaluations of its customers and obtains letters of credit and bank guarantees for certain receivables. An allowance for doubtful accounts is determined with respect to specific debts that the Group has determined to be doubtful of collection.

During 2011 and 2010, the Company entered into hedging contracts, with major banks in Israel, in order to hedge portions of its anticipated NIS payroll payments. These contracts are designated as cash flow hedges. Those contracts mature at the time in which the related salary payments are paid. See also Note 2z and Note 7.

v.	Employee related benefits:

Severance pay:

The Company's liability for severance pay is calculated pursuant to the Israeli Severance Pay Law based on the most recent salary of the employees multiplied by the number of years of employment, as of the balance sheet date. Employees whose employment is terminated by the Company or who are otherwise entitled to severance pay in accordance with Israeli law or labor agreements are entitled to one month's salary for each year of employment or a portion thereof. The Company's liability for all of its Israeli employees is partly provided for by monthly deposits for insurance policies and the remainder by an accrual. The value of these policies is recorded as an asset in the Company's consolidated balance sheet.

During April and May 2008 (the" transition date"), the Company amended the contracts of most of its Israeli employees so that starting on the transition date, such employees are subject to Section 14 of the Severance Pay Law, 1963 ("Section 14") for severance pay accumulated in periods of employment subsequent to the transition date. In accordance with Section 14, upon termination, the release of the contributed amounts from the fund to the employee shall relieve the Company from any further severance liability and no additional payments shall be made by the Company to the employee. As a result, the related obligation and amounts deposited on behalf of such obligation are not stated on the balance sheet, as the Company is legally released from severance obligation to employees once the amounts have been deposited, and the Company has no further legal ownership of the amounts deposited.

The carrying value for the deposited funds for the Company's employees' severance pay for employment periods prior to April and May 2008 include profits and losses accumulated up to the balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligation pursuant to the Israeli Severance Pay Law or labor agreements.

Severance pay expenses for the years ended December 31, 2011, 2010 and 2009, amounted to approximately $ 3,732, $ 2,317 and $ 1,962, respectively.

401K profit sharing plans:

The Group has a number of savings plans in the United States that qualify under Section 401(k) of the Internal Revenue Code. U.S employees may contribute up to 100% of their pretax salary, but not more than statutory limits. Generally, the Group contributes one dollar for each dollar a participant contributes in this plan, in an amount of up to 3% of salary and in addition, it contributes fifty cents for each dollar a participant contributes in this plan, for an additional 3%. Matching contributions for all the plans were approximately $ 1,230, $ 610 and $ 250 for the years ended 2011, 2010 and 2009, respectively. Matching contributions are invested in proportion to each participant's voluntary contributions in the investment options provided under the plan. Starting April 2009, the Group suspended the matching contribution and it was resumed in February 2010.

w.	Fair value of financial instruments:

The following methods and assumptions were used by the Group in estimating their fair value disclosures for financial instruments:

The carrying amounts of cash and cash equivalents, bank deposits, short-term restricted cash, restricted cash held by trustees, trade receivables, short-term bank credit and trade payables approximate their fair value due to the short-term maturity of such instruments.

The carrying amounts of the Group's long-term borrowing arrangements, long-term trade receivables and long-term restricted cash approximate their fair value. The fair value was estimated using discounted cash flow analysis, based on the Group's incremental borrowing rates for similar borrowing or investing arrangements.

The fair value of the convertible subordinated notes was determined based on management estimates that incorporate the estimated  market participant expectations of future cash flow and therefore is classified as Level 3. As of December 31, 2011 and 2010, the fair value of the Company's convertible subordinated notes was $ 13,937 and $ 14,043, respectively.

x.	Restructuring Costs:

y.	Net earnings (loss) per share:

Basic net earnings (loss) per share are computed based on the weighted average number of Ordinary shares outstanding during each period. Diluted net earnings (loss) per share are computed based on the weighted average number of Ordinary shares outstanding during each period, plus dilutive potential Ordinary shares considered outstanding during the period, in accordance with ASC 260, "Earning per Share" ("ASC 260")  (formerly: SFAS No. 128, "Earning per Share"). The total weighted average number of shares related to the outstanding options and warrants excluded from the calculations of diluted net earnings (loss) per share, as they would have been anti-dilutive, was 5,750,076, 3,794,561 and 3,931,824 for the years ended December 31, 2011, 2010 and 2009, respectively.

The following table sets forth the computation of basic and diluted net earnings (loss) per share:

1.	Numerator:

	Year ended December 31,
	2011	2010	2009
Numerator for basic net earnings (loss) per share -
Net income (loss) available to holders of Ordinary shares	$(5,850)	$30,619	$1,878
Less -
Profit from redemption of convertible subordinated notes	-	-	(106)

Numerator for diluted net earnings (loss) per share	$(5,850)	$30,619	$1,772

2.	Denominator (in thousands):

Denominator for basic net earnings (loss) per share -
Weighted average number of shares	40,929	40,467	40,159
Add-employee stock options and convertible subordinated notes	*) -	1,518	1,315

Denominator for diluted net earnings (loss) per share - adjusted weighted average shares assuming exercise of options	40,929	41,985	41,474

*) Anti-dilutive.

z.	Derivatives and hedging activities:

ASC 815, "Derivatives and Hedging" ("ASC 815") (formerly: SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities"), as amended, requires the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income (loss). If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives are either offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value is immediately recognized in earnings. The Company uses derivatives to hedge certain cash flow foreign currency exposures in order to further reduce the Company's exposure to foreign currency risks.

The Company measured the fair value of the contracts in accordance with ASC No. 820, "Fair Value Measurement and Disclosure" ("ASC 820") at Level 2. As of December 31, 2011 the fair value of the hedging instruments amount to a liability of $ 799 which is recorded in "Other current liabilities" in the Company's balance sheet.

aa.	Impact of recently issued accounting pronouncements:

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU 2011-04, "Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs" (ASU 2011-04), which is effective for annual reporting periods beginning after December 15, 2011. This guidance amends certain accounting and disclosure requirements related to fair value measurements. Additional disclosure requirements in the update include: (1) for Level 3 fair value measurements, quantitative information about unobservable inputs used, a description of the valuation processes used by the entity, and a qualitative discussion about the sensitivity of the measurements to changes in the unobservable inputs; (2) for an entity's use of a nonfinancial asset that is different from the asset's highest and best use, the reason for the difference; (3) for financial instruments not measured at fair value but for which disclosure of fair value is required, the fair value hierarchy level in which the fair value measurements were determined; and (4) the disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy. The Company is currently evaluating ASU 2011-04 and has not yet determined the impact that adoption will have on its consolidated financial statements.

In June 2011, the FASB issued ASU 2011-05, "Comprehensive Income (Topic 220): Presentation of Comprehensive Income" (ASU 2011-05), which is effective for annual reporting periods beginning after December 15, 2011. Accordingly, the Company will adopt ASU 2011-05 on January 1, 2012. This guidance eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders' equity. In addition, items of other comprehensive income that are reclassified to profit or loss are required to be presented separately on the face of the financial statements. This guidance is intended to increase the prominence of other comprehensive income in financial statements by requiring that such amounts be presented either in a single continuous statement of income and comprehensive income or separately in consecutive statements of income and comprehensive income. The Company is currently evaluating ASU 2011-05 and has not yet elected how to present the other comprehensive income on its consolidated financial statements.

In September 2011, the FASB amended the guidance on the annual testing of goodwill for impairment. The amended guidance will allow companies to assess qualitative factors to determine if it is more likely than not that goodwill might be impaired and whether it is necessary to perform the two-step goodwill impairment test required under current accounting standards. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. The adoption of this guidance is not expected to have a material impact on the Company's financial statements.

ab.	Reclassification:

Certain figures have been reclassified to conform to the 2011 presentation. The reclassification had no effect on previously reported net income (loss), equity or cash flows.

INVENTORIES	12 Months Ended
Dec. 31, 2011
INVENTORIES [Abstract]
INVENTORIES
NOTE 3:-	INVENTORIES

a.	Inventories are comprised of the following:

	December 31,
	2011	2010

Raw materials, parts and supplies	$11,172	$10,499
Work in progress	1,267	1,193
Finished products	19,494	17,920

	$31,933	$29,612

b.	Inventory write-offs totaled $ 657, $ 1,066 and $ 1,945 in 2011, 2010 and 2009, respectively.

PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY AND EQUIPMENT, NET [Abstract]
PROPERTY AND EQUIPMENT, NET
NOTE 4:-	PROPERTY AND EQUIPMENT, NET

a.	Composition of property and equipment, grouped by major classifications, is as follows:

	December 31,
	2011	2010
Cost:

Buildings and land	$95,001	$94,787
Computers, software and electronic equipment	100,920	95,786
Equipment leased to others	78,102	91,838
Office furniture and equipment	10,360	9,863
Vehicles	672	525
Leasehold improvements	8,886	8,276

	293,941	301,075
Accumulated depreciation *)	193,015	197,585

Depreciated cost	$100,926	$103,490

*)	The accumulated depreciation of equipment leased to others as of December 31, 2011 and 2010 is $ 70,015 and $ 82,518, respectively.

b.	Depreciation expenses totaled $12,770, $ 11,500 and $ 11,653 in 2011, 2010 and 2009, respectively.

c.	As for pledges and securities, see also Note 12f.

INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2011
INTANGIBLE ASSETS, NET [Abstract]
INTANGIBLE ASSETS, NET
NOTE 5:-	INTANGIBLE ASSETS, NET

a.	Composition of intangible assets and deferred charges, grouped by major classifications, is as follows:

	December 31,
	2011	2010

Original amounts:

Technology	$48,003	$48,003
Customer Relationships	5,092	4,466
Marketing Rights and Patents	3,316	3,278
In-process research and development	445	445
Backlog	526	432
Other	3,475	3,596

	60,857	60,220

Accumulated amortization:

Technology	6,986	813
Customer Relationships	859	60
Marketing Rights and Patents	669	466
In-process research and development	38	-
Backlog	472	73
Other	1,906	1,355

	10,930	2,767

	$49,927	$57,453

b.	Amortization expenses amounted to $ 11,351, $ 3,294 and $ 2,856 for the years ended December 31, 2011, 2010 and 2009, respectively.

c.	Estimated amortization expenses for the following years is as follows:

Year ending December 31,

2012	$8,006
2013	7,952
2014	7,289
2015	7,103
2016	7,059
2017 and thereafter	12,518

$49,927

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 6:-	COMMITMENTS AND CONTINGENCIES

a.
On March 29, 2001, Spacenet completed a transaction for the sale and leaseback of its corporate headquarters building. The sale price of the property was approximately $ 31,500 net of certain fees and commissions. Concurrently with the sale, Spacenet entered into an operating leaseback contract for a period of fifteen years at an initial annual rent of approximately $ 3,500 plus escalation. The capital gain resulting from the sale and leaseback amounting to $ 5,600 was deferred and is being amortized over the fifteen year term of the lease. In accordance with the lease terms, Spacenet provided a security deposit consisting of a $ 5,000 fully cash collateralized letter of credit for the benefit of the lessor which is being released over the term of the lease agreement. As of December 31, 2011 $ 1,000 was released from this deposit. The lease is accounted for as an operating lease in accordance with ASC 840.

b.	Lease commitments:

Minimum lease commitments of certain subsidiaries under non-cancelable operating lease agreements with respect to premises occupied by them, at rates in effect subsequent to December 31, 2011, are as follows:

	Gross	Receivables	Net
Year ending December 31,	Commitments	from subleases	commitments

2012	$7,327	$1,530	$5,797
2013	6,831	1,159	5,672
2014	6,324	478	5,846
2015	6,174	492	5,682
2016	1,821	84	1,737

	$28,477	$3,743	$24,734

Gross rent expenses and income from subleases were $ 8,021 and $ 1,600, respectively, in 2011, $ 6,071 and $ 1,446, respectively, in 2010, $ 5,704 and $ 1,480, respectively, in 2009.

Out of the above net commitment, $ 1,207 is included as restructuring accrual in other accounts payable and other long-term liabilities as of December 31, 2011. Some of the Group's lease agreements do not include renewal options.

c.	Commitments with respect to space segment services:

Future minimum payments due for space segment services to be rendered subsequent to December 31, 2011, are as follows:

Year ending December 31,

2012	$28,445
2013	13,854
2014	9,336
2015	8,478
2016	7,478
2017 and thereafter	340

$67,931

Space segment services expenses totaled $ 24,120, $ 23,638 and $ 29,512 in 2011, 2010 and 2009, respectively.

d.
In 2011 and 2010, the Company's primary material purchase commitments derived from inventory suppliers. The Company's material inventory purchase commitments are based on purchase orders, or on outstanding agreements with some of the Company's suppliers of inventory. As of December 31, 2011 and 2010, the Company's major outstanding inventory purchase commitments amounted to $22,567 and $ 18,881, respectively, all of which were orders placed or commitments made in the ordinary course of its business. As of December 31, 2011 and 2010, $ 7,324 and $ 9,709, respectively, of these orders and commitments, were from suppliers which can be considered sole or limited in number.

e.	Legal and tax contingencies:

1.
In September 2003, Nova Mobilcom S.A. ("Mobilcom"), filed a lawsuit against Gilat do Brasil for specific performance of a Memorandum of Understandings which provided for the sale of Gilat do Brasil, and specifically the GESAC project, a government education project awarded to Gilat do Brazil, to Mobilcom for an unspecified amount. The court ruled in favor of Gilat. Nova Mobilcom filed an appeal to the State Court of Appeals to which the Group replied. The case is currently awaiting the ruling of the Court. The Group does not believe that this claim has any merit.

2.
In 2003, the Brazilian tax authority filed a claim against a subsidiary of Spacenet in Brazil, for alleged taxes due of approximately $ 4,000. In January 2004 and December 2005, the subsidiary filed its administrative defense which was denied by the first and second level courts, respectively. In September 2006, the subsidiary filed an annulment action seeking judicial cancellation of the claim. In May 2009, the subsidiary received notice of the court's first level decision which cancelled a significant part of the claim but upheld two items of the assessment. Under this new decision, the subsidiary's liability was reduced to approximately $ 1,530. This decision has been appealed by both the subsidiary and the State tax authorities and is pending judgment by the São Paulo Court of Appeals. As of December 31, 2011, the subsidiary faces a tax exposure of approximately $ 13,935 (the amount has increased due to interest and exchange rate differences).

3.
In November 2009, a lawsuit was filed in the Central District Court in Israel by eight individuals and Israeli companies against the Company, all of its directors and its 20% shareholder, York Capital Management, and its affiliates. The plaintiffs claim damages based on the amounts they would have been paid had a merger agreement signed on March 31, 2008 with a consortium of buyers closed. On October 24, 2010 the Group filed its defense. The parties have completed testimony and will submit written summaries, after which the Court will hear oral argument on July 17, 2012. The lawsuit, seeking damages of approximately $ 12,400, is similar to the lawsuit and motion for its approval as a class action proceeding previously filed by the same group of Israeli shareholders in October 2008. The October 2008 lawsuit and motion were withdrawn by the plaintiffs in July 2009 at the recommendation of the Court, which questioned the basis for the lawsuit.

The Company and its independent legal counsel believe the claims are completely without merit, and that the lawsuit is without basis. The Company intends to use all legal means necessary to protect and defend the Company and its directors.

4.
In December 2010, a lawsuit was filed against the Group in the Superior Court in Orange County, California by STM Group Inc. and Emil Youssefzadeh claiming damages for tortuous interference with contract and defamation for alleged actions in Peru.  The complaint seeks damages of approximately $6,000 in connection with the contract claim by STM Group, an unstated amount by Mr. Youssefzadeh, and exemplary damages and costs. The action was removed to the US District Court for the Central District of California and in March 2011, the Group moved to dismiss the complaint on several grounds. The court granted the Group's motion and in August 2011, the STM Group filed an order of dismissal. The STM Group may seek to bring an action in Peru against the Group.

5.
The Group has certain tax exposures in some of the jurisdictions in which it conducts business. Specifically, in certain jurisdictions in the United States and in Latin America the Group is in the midst of different stages of audits and has received certain tax assessments. The tax authorities in these and in other jurisdictions in which the Group operates as well as the Israeli Tax Authorities may raise additional claims, which might result in increased exposures and ultimately, payment of additional taxes.

6.
The Group has accrued $ 10,728 and $ 14,507 as of December 31, 2011 and 2010, respectively, for the expected implications of such legal and tax contingencies. These accruals are comprised of $ 9,649 and $ 12,309 of tax related accruals as of December 31, 2011 and 2010, respectively, and $ 1,079 and $ 2,198 of legal and other accruals as of December 31, 2011 and 2010, respectively. The accruals related to tax contingencies have been assessed by the Group's management based on the advice of outside legal and tax advisers. The total estimated exposure for the aforementioned tax related accruals is $ 29,726 and $ 22,871 as of December 31, 2011 and 2010, respectively. The estimated exposure for legal and other related accruals is $ 4,450 and $ 6,907 as of December 31, 2011 and 2010, respectively.

The tax accruals include various tax matters such as taxes on income, property taxes, sales and use tax and value added tax, that are in different stages of audits, for which tax assessments have been received, or various tax exposures in which the Group has assessed the exposure and determined that an accrual is necessary. The accruals related to legal contingencies have been assessed by the Group's management based on the advice of independent legal advisers and are comprised of matters for which legal proceedings have been initiated against the Group.

The exposures and provisions related to income taxes have been assessed and provided for in accordance with ASC 740-10. Liabilities related to legal proceedings, demands and claims and other taxes are recorded in accordance with ASC 450, "Contingencies" ("ASC 450") (formerly: SFAS No. 5, "Accounting for Contingencies"), when it is probable that a liability has been incurred and the associated amount can be reasonably estimated. The Group's management, based on its legal counsels' opinions', believes that it had provided an adequate accrual to cover the costs to resolve the aforementioned legal proceedings, demands and claims.

f.	Pledges and securities - see Notes 9 and 12f.

g.	Guarantees:

The Group guarantees its performance to certain customers (generally to government entities) through bank guarantees and corporate guarantees. Guarantees are often required for the Group's performance during the installation and operational periods of long-term rural telephony projects such as in Latin America, and for the performance of other projects (government and corporate) throughout the rest of the world. The guarantees typically expire when certain operational milestones are met.

As of December 31, 2011, the aggregate amount of bank guarantees outstanding in order to secure the Group's various performance obligations was $ 9,306, including an aggregate of $ 5,052 on behalf of the subsidiary in Peru. The Group has restricted cash as collateral for these guarantees in an amount of $ 1,125.

In order to guarantee the Group's performance obligations for its Colombian activities, the Group secured insurance from a local insurance company in Colombia. The Group has provided the insurance company with various corporate guarantees, guaranteeing the Group's performance and its employee salary and benefit costs in excess of approximately $ 37,700 and $ 8,600, respectively.

In addition, the Group has provided bank guarantees for certain leases throughout the world for an aggregate amount of $ 4,183. The Group has restricted cash as collateral for these guarantees in an amount of $ 4,183. The Group also provided other guarantees of $ 3,453 as of December 31, 2011, with $ 3,350 restricted cash as collateral for these guarantees.

In accordance with ASC 460, "Guarantees" ("ASC 460"), as the guarantees above are performance guarantees for the Group's own performance, such guarantees are excluded from the scope of ASC 460. The Group has not recorded any liability for such amounts, since the Group expects that its performance will be acceptable. To date, no guarantees have ever been exercised against the Group.

HEDGING INSTRUMENTS	12 Months Ended
Dec. 31, 2011
HEDGING INSTRUMENTS [Abstract]
HEDGING INSTRUMENTS
NOTE 7:-	HEDGING INSTRUMENTS

To protect against changes in value of forecasted foreign currency cash flows resulting from salaries and other payments that are denominated in NIS, the Company has entered into foreign currency forward contracts. These contracts are designated as cash flows hedges, as defined by ASC 815, as amended, and are considered highly effective as hedges of these expenses.

During the years ended December 31, 2011 and 2010, the Company recognized net income (loss) of $ (146) and $ 1,023, respectively, related to the effective portion of its hedging instruments. The effective portion of the hedged instruments has been included as an offset (addition) of payroll expenses and other operating expenses in the statement of operations.

The ineffective portion of the hedged instrument amounted to $ (8), $ 6 and $ 87 during the years ended December 31, 2011, 2010 and 2009, respectively and has been recorded as financial income (loss).

In accordance with ASC 820, foreign currency derivative contracts are classified within Level 2 as the valuation inputs are based on quoted prices and market observable data of similar instruments. As of December 31, 2011 the fair value of the hedging instruments in the Company's balance sheet constitute a liability of approximately $ 799. As of December 31, 2010 the Company did not have any hedging instruments in the balance sheet.

EQUITY	12 Months Ended
Dec. 31, 2011
EQUITY [Abstract]
EQUITY
NOTE 8:-	EQUITY

a.	Share capital:

Ordinary shares confer upon their holders voting rights, the right to receive cash dividends and the right to share in excess assets upon liquidation of the Company.

b.	Stock Option Plans:

The Company adopted ASC 718 (formerly SFAS 123(R)) using the modified prospective transition method, which requires the application of the accounting standard starting from January 1, 2006, the first day of the Company's fiscal year 2006. Under that transition method, compensation cost recognized in the years ended December 31, 2011, 2010 and 2009 includes compensation cost for all stock-based payments granted subsequent to January 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of ASC 718.

The Company recognizes compensation expenses based on the straight line method over the requisite service period of each of the awards.

Description of Plans

The Company has four stock option plans, the 1995 and the 2003 Stock Option and Incentive Plans and the 2005 and 2008 Stock Incentive Plans (the "Plans"). The 1995 Plan was amended in 1997, 1998 and 1999, and expired although there are still options outstanding under this plan. Under the 2003 Plan, options may be granted to employees, officers, directors and consultants of the Company.

In 2005, the Company's shareholders approved two increases in the number of options available for grant under the 2003 Plan for an aggregate of 4,635,000 shares to a total of 6,135,000 shares available for future grants. As of December 31, 2011, an aggregate of 77,420 shares of the Company are still available for future grants under the 2003 Plan.

The exercise price per share under the 1995 Plan was not less than the market price of an Ordinary share at the date of grant. The exercise price per share under the 2003 Plan is the higher of (i) $ 5.00 per share; and (ii) the market value of the shares as of the date of the option grant, unless otherwise provided in the stock option agreement.

In December 2005, the Company's shareholders approved the adoption of a new plan, the 2005 Plan with 1,500,000 shares or stock options available for grant. This Plan is designed to enable the Company's Board of Directors to determine various forms of incentives for all forms of service providers and, when necessary, adopt a sub-plan in order to grant specific incentives. Among the incentives that may be adopted are share options, performance share awards, performance share unit awards, restricted shares, restricted share unit awards and other stock-based awards. In October 2008, the Company's Board of Directors approved the adoption of a sub-plan to enable qualified optionees certain tax benefits under the Israeli Income Tax Ordinance. As of December 31, 2011, the Company granted 50,000 performance based options under the 2005 Plan, based on attaining sales target conditions, which are outstanding as of December 31, 2011 and 2010. As of December 31, 2011, the Company did not record any expenses relating to these options since achievement of the sales target is not expected.

As of December 31, 2011, an aggregate of 58,939 shares of the Company are still available for future grants under the 2005 Plan.

In October 2008, the compensation stock option committee of the Company's Board of Directors approved the adoption of a new plan, the 2008 Plan with 1,000,000 shares or stock options available for grant and a sub-plan to enable qualified optionees certain tax benefits under the Israeli Income Tax Ordinance. Among the incentives that may be adopted are share options, performance share awards, performance share unit awards, restricted shares, restricted share unit awards and other stock-based awards. In October 2010 the Company's Board of Directors approved an increase in the number of shares or stock options available for grant under the 2008 Plan for 1,000,000 shares to a total of 2,000,000 shares available for future grants. As of December 31, 2011, an aggregate of 283,188 shares of the Company are still available for future grants under the 2008 Plan.

Options granted under the Plans above generally vest quarterly over two to four years. The options expire six, seven or ten years from the date of grant. Any options, which are forfeited or canceled before expiration, become available for future grants.

Valuation Assumptions

The Company estimates the fair value of stock options granted using the Black-Scholes-Merton option-pricing model. The option-pricing model requires a number of assumptions, of which the most significant are expected stock price volatility and the expected option term. Expected volatility was calculated based upon actual historical stock price movements.

The expected option term represents the period that the Company's stock options are expected to be outstanding and are based on historical incidence of exercise of options. The expected term of options granted is based upon historical experience complying with SAB 110. The risk-free interest rate is based on the yield from U.S. Treasury zero-coupon bonds with an equivalent term. The Company has historically not paid dividends and has no foreseeable plans to pay dividends.

Options granted to Employees and Non-employees

The fair value of the Company's stock options granted to employees for the years ended December 31, 2011, 2010 and 2009 was estimated using the following weighted average assumptions:

	Year ended December 31,
	2011	2010	*) 2009

Risk free interest	0.99%	1.70%	-
Dividend yields	0%	0%	-
Volatility	44%	45%	-
Expected term (in years)	5	4.75	-

*)       No options were granted during the year ended December 31, 2009.

No options were granted to non-employees during the years ended December 31, 2011 and 2009. The fair value of the Company's stock options granted to non-employees as of December 31, 2011 was estimated using the following weighted average assumptions: risk free interest of 1.16%. dividend yield of 0%, volatility of 44% and expected term of 5.3 years.

A summary of employee option balances under the Plans as of December 31, 2011 and changes during the year ended December 31, 2011 are as follows:

	Number of options	Weighted-average exercise price	Weighted- average remaining contractual term (in years)	Aggregate intrinsic value (in thousands)

Outstanding at January 1, 2011	4,204,114	$6.5	4.6	$610
Granted	900,000	$4.2
Exercised	-
Expired	(37,937)	$82.1
Forfeited	(69,739)	$8.2

Outstanding at December 31, 2011	4,996,438	$4.5	4.0	$28

Exercisable at December 31, 2011	4,030,521	$5.8	3.6	$-

Vested and expected to vest at December 31, 2011	4,889,438	$5.5	4.0	$26

A summary of employee option balances under the Plans as of December 31, 2010 and 2009 and changes during the years ended on those dates are as follows:

	Year ended December 31,
	2010		2009
	Number of options	Weighted average exercise price	Number of options	Weighted average exercise price

Options outstanding at beginning of year	4,187,555	$6.8	4,293,624	$7.2
Granted	60,000	$4.8	-	-
Exercised	(3,000)	$5.3	-	-
Expired	(592)	$1,113.3	(1,167)	$1,050.1
Forfeited	(39,849)	$14.5	(104,902)	$14.2

Options outstanding at end of year	4,204,114	$6.5	4,187,555	$6.8

Options exercisable at end of year	3,903,132	$6.6	3,691,382	$7.0

A summary of non-employee option balances under the Plans as of December 31, 2011 and changes during the year ended December 31, 2011 are as follows:

	Number of options	Weighted-average exercise price	Weighted- average remaining contractual term (in years)	Aggregate intrinsic value (in thousands)

Outstanding at January 1, 2011	365,000	$6.0	6.3	$-
Granted	-
Exercised	-
Expired	-
Forfeited	-

Outstanding at December 31, 2011	365,000	$6.0	5.3	$-

Exercisable at December 31, 2011	178,188	$6.0	5.3	$-

Vested and expected to vest at December 31, 2011	187,863	$6.0	5.3	$-

A summary of non-employee option balances under the Plans as of December 31, 2010 and 2009 and changes during the years ended on those dates are as follows:

	Year ended December 31,
	2010		2009
	Number of options	Weighted average exercise price	Number of options	Weighted average exercise price

Options outstanding at beginning of year	-		-
Granted	365,000	$6.0	-
Exercised	-		-
Expired	-		-
Forfeited	-		-

Options outstanding at end of year	365,000	$6.0	-	-

Options exercisable at end of year	54,728	$6.0	-	-

No options were granted to non-employees during the year ended December 31, 2009.

The weighted-average grant-date fair value of options granted to employees during the years ended December 31, 2011 and 2010 was $ 1.46 and $ 1.93, respectively. The weighted-average grant-date fair value of options granted to non-employees during the year ended December 31, 2010 was $ 2.82. The aggregate intrinsic value in the table above represents the total intrinsic value (the difference between the Company's closing stock price on the last trading day of the year 2011 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on December 31, 2011. These amounts changes based on the fair market value of the Company's stock. Total intrinsic value of options exercised for the years ended December 31, 2011, 2010 and 2009 was approximately nil, $ 1 and nil, respectively.

Total grant-date fair value of options and RSUs granted to employees that vested during the years ended December 31, 2011, 2010 and 2009 was approximately $ 1,713, $ 1,444 and $ 861, respectively.

Total grant-date fair value of options and RSUs granted to consultants that vested during the years ended December 31, 2011, 2010 and 2009 was approximately $ 371, $ 179 and $ 8, respectively.

The outstanding and exercisable options granted to employees under the Company's Stock Option Plans as of December 31, 2011, have been separated into ranges of exercise price as follows:

	Options	Weighted		Options	Weighted
	outstanding	average	Weighted	exercisable	average exercise
Ranges of	as of	remaining	Average	as of	price of
Exercise	December 31,	contractual	Exercise	December 31,	exercisable
Price	2011	life (years)	Price	2011	options

$3.88 - 5.77	4,477,850	4.2	$5.2	3,561,933	$5.4
$5.97 - 8.11	509,650	2.9	$7.2	459,650	$7.1

$9.2 - 79	8,938	0.2	$77.6	8,938	$77.6

	4,996,438	4.0	$5.5	4,030,521	$5.8

The outstanding and exercisable options granted to non-employees under the Company's Stock Option Plans as of December 31, 2011, have been separated into ranges of exercise price as follows:

	Options	Weighted		Options	Weighted
	outstanding	average	Weighted	exercisable	average exercise
Ranges of	as of	remaining	Average	as of	price of
Exercise	December 31,	contractual	Exercise	December 31,	exercisable
Price	2011	life (years)	Price	2011	options

$5.65-6.15	365,000	5.3	$6.0	178,188	$6.0

Restricted Share Units ("RSUs") granted to Employees and Non-employees

The fair value of RSUs is estimated based on the market value of the Company's stock on the date of the award.

During 2011, 2010 and 2009, the Company granted 132,000, 597,000 and 65,000 RSUs, respectively. The entitlement to these RSUs vests over a four-year period (15%, 25%, 30% and 30% each year, respectively) in quarterly batches. The following table summarizes information regarding the number of RSUs issued and outstanding as of December 31, 2011, 2010 and 2009 and changes during the years ended on those dates:

Employees:

	Year ended December 31,
	2011		2010		2009
	Number of RSUs	Weighted average grant date fair value	Number of RSUs	Weighted average grant date fair value	Number of RSUs	Weighted average grant date fair value

RSUs outstanding at the beginning of the year	1,326,433	$3.8	1,225,025	$3.2	1,455,000	$2.7
Granted	132,000	$4.2	567,000	$5.5	65,000	$3.3
Vested	(473,973)	$3.3	(417,029)	$2.9	(220,724)	$2.7
Forfeited	(138,313)	$4.0	(48,563)	$2.7	(74,251)	$2.7

RSUs outstanding at the end of the year	846,147	$4.2	1,326,433	$3.8	1,225,025	$2.7

Non-employees:

	Year ended December 31,
	2011		2010		2009
	Number of RSUs	Weighted average grant date fair value	Number of RSUs	Weighted average grant date fair value	Number of RSUs	Weighted average grant date fair value

RSUs outstanding at the beginning of the year	42,000	$4.5	17,000	$2.7	20,000	$2.7
Granted	-	$-	30,000	$5.2	-	$-
Vested	(9,750)	$3.6	(5,000)	$2.7	(3,000)	$2.7
Forfeited	-	$-	-	$-	-	$-

RSUs outstanding at the end of the year	32,250	$4.7	42,000	$4.5	17,000	$2.7

Additional Stock-based Compensation Data

As of December 31, 2011, there was approximately $ 4,514 of total unrecognized compensation costs related to non-vested stock-based compensation arrangements granted to employees under the Plans and approximately $ 138 of total unrecognized compensation costs related to non-vested stock-based compensation arrangements granted to non-employees under the Plans. The cost related to employees and non-employees are expected to be recognized over a weighted-average period of 1.5 years each.

c.
In October 2011, the Company granted 400,000 stock options to its Chief Executive Officer ("CEO") elect (such service commencing at January 1, 2012) at an exercise price of $ 3.88 per share. These options vest over a four-year period (15%, 25%, 30% and 30% each year, respectively) in quarterly batches. The fair value of these options was estimated at $ 580, using the Black-Scholes option-pricing valuation model which is expected to be recognized over a weighted-average period of 2.38 years. These grants are included in the above table.

In December 2011, the Company granted 500,000 stock options to its Chairman of the Board of Directors and CEO (as of January 1, 2012 he ceased to be CEO) and the other members of the Board of Directors at an exercise price of $ 4.5425 per share. These options vest ratably, each quarter, over a three-year period. The fair value of these options was estimated at $ 656, using the Black-Scholes option-pricing valuation model which is expected to be recognized over a weighted-average period of 1.42 years. These grants are included in the above tables.

d.	Dividends:

1.
In the event that cash dividends are declared by the Company, such dividends will be declared and paid in Israeli currency. Under current Israeli regulations, any cash dividend in Israeli currency paid in respect of ordinary shares purchased by non-residents of Israel with non-Israeli currency, may be freely repatriated in such non-Israeli currency, at the exchange rate prevailing at the time of repatriation. The Company does not expect to pay cash dividends in the foreseeable future.

2.	Pursuant to the terms of a credit line from a bank (see also Note 12), the Company is restricted from paying cash dividends to its shareholders without initial approval from the bank.

CONVERTIBLE SUBORDINATED NOTES	12 Months Ended
Dec. 31, 2011
CONVERTIBLE SUBORDINATED NOTES [Abstract]
CONVERTIBLE SUBORDINATED NOTES
NOTE 9:-	CONVERTIBLE SUBORDINATED NOTES

In 2003, the Company issued the 4.00% Convertible Subordinated Notes due 2012. The Company pays interest on notes semi-annually in arrears on April 1 and October 1 of each year, beginning on April 1, 2005. The Company is committed the total remaining principal amount at maturity. The notes are convertible at the option of the holder into the Company's Ordinary shares at a conversion price of $ 17.40 per Ordinary share at any time before close of business on October 1, 2012, unless the notes have been converted pursuant to a mandatory conversion clause as defined in the indenture for the notes. Since January 1, 2005, the Company may, at its option, require the conversion right to be exercised under certain circumstances set forth in the indenture. During the years ended December 2011 and 2010, $9 and $ 1, respectively, of the notes were converted. In addition, during 2009 the Company redeemed $ 248 of the notes. The collateral for the notes is a second priority security interest consisting of a floating charge on all of the Company's assets and a pledge of all on the shares of Spacenet, a wholly owned subsidiary of the Company.

The interest of the holders of the notes in the collateral is subordinated to the security interest granted for the benefit of lending banks. As of December 31, 2011 and 2010, the outstanding amount of the notes is $ 14,374 and $ 15,219, respectively. As of December 31, 2011, the total outstanding amount was classified as "Current maturities of long-term loans and convertible subordinated notes".

The balance of the notes results from debt restructurings that occurred in 2003. The debt restructurings were accounted for as troubled debt restructuring on the basis of combination of types of restructuring and on the basis of modification of terms pursuant to ASC 470, "Debt" ("ASC 470") and ASC 310, "Receivables" ("ASC 310") and ASC 470-50-45-1. Accordingly, the Company recognized a gain in 2003. As part of the accounting for the troubled debt restructurings, the Company accrued to the balance of the notes the remaining future interest payable until maturity, presented as a separate line item in the balance sheet. Therefore, at each reporting date the liabilities include both principal and all future remaining interest payments. Consequently, though the Company pays periodical interest payments, the statement of operations does not reflect the costs of such interest payments.

RESTRUCTURING COST	12 Months Ended
Dec. 31, 2011
RESTRUCTURING COST [Abstract]
RESTRUCTURING COST
NOTE 10:-	RESTRUCTURING COST

During the fourth quarter of 2011, the Company initiated a restructuring plan to improve its operating efficiency at its various operating sites and to reduce its operating expenses for 2012. As a result of the restructuring plan the Company recognized an expense of $ 1,037 for employee contract termination costs on its statement of operations included at "Impairment of goodwill and restructuring costs" for the year ended December 31, 2011. As of December 31, 2011, $ 13 of restructuring expenses were paid in connection with the above restructuring plan. The Company anticipates that the remaining accrued restructuring balance of $ 1,024 will be paid out in cash through fiscal year 2012.

TAXES ON INCOME	12 Months Ended
Dec. 31, 2011
TAXES ON INCOME [Abstract]
TAXES ON INCOME
NOTE 11:-	TAXES ON INCOME

a.	ASC 740-10:

Interest associated with uncertain tax position is classified as financial expenses in the financial statements and penalties as general and administrative expenses.

A reconciliation of the beginning and ending amount of unrecognized tax positions is as follows:

	December 31,
	2011	2010

Balance at beginning of year	$7,633	$8,264
Increases related to current year tax positions		669
Increase (decrease) related to prior year tax positions, net	(1,841)	(1,300)

Balance at the end of year	$5,792	$7,633

The unrecognized tax benefits include accrued penalties and interest of $ 3,207 and $ 4,068 at December 31, 2011 and 2010, respectively. During the years ended December 31, 2011, and 2010, the Group recorded expenses of $ 861, and $ 163 for penalties and interest, respectively. The unrecognized tax benefits as of December 31, 2011 and 2010 would, if recognized, reduce the annual effective tax rate.

The Group does not expect a reversal of unrecognized tax benefits in the next 12 months.

The Company and its subsidiaries file income tax returns in Israel and in other jurisdictions of its subsidiaries. As of December 31, 2011, the tax returns of the Company and its main subsidiaries are open to examination by the tax authorities for the tax years 2003 through 2011.

The Israeli tax authority has started assessment audit procedure with respect to FY 2007 - 2009.

b.	Corporate tax rates:

The regular corporate tax rate in Israel was 24% in 2011, compared with 25% in 2010, and 26% in 2009. This rate increased to 25% from January 1, 2012 and onwards.

c.
Tax benefits under the Law for the Encouragement of Capital Investments, 1959 ("the Law"):

The Company has been granted an "Approved Enterprise" status, under the Law, for nine investment programs in the alternative program, by the Israeli Government. The period of benefits for the nine programs has expired.

On April 1, 2005, an amendment to the Law came into effect (the "Amendment") which significantly changed the provisions of the Law. The Amendment enacted major changes in the manner in which tax benefits are awarded under the Law so that companies no longer require Investment Center approval in order to qualify for tax benefits.

Tax benefits are available under the Amendment to production facilities, which are generally required to derive more than 25% of the Company's business income from export. The Amendment states that a company must make an investment of a minimum amount in the acquisition of productive assets such as machinery and equipment. Such investment may be made over a period of no more than three years ending at the end of the year in which the company requested to have the tax benefits apply to the Beneficiary Enterprise (the "Year of Election"). A facility that is approved under the Amendment is called a "Beneficiary Enterprise".

The company was eligible under the terms of minimum qualifying investment and elected 2005 as the Year of Election.

The duration of tax benefits is subject to a limitation of the earlier of 7-10 years from the Commencement Year, or 12 years from the first day of the Year of Election. The period of benefits of the Benefitted Enterprise will expire in 2017. As of December 31, 2011, the Company did not generate income under the provisions of the Amendment.

The tax benefits includes exemption from corporate tax on undistributed income for a period of two to ten years, depending on the geographic location of the Benefitted Enterprise within Israel, and a reduced corporate tax rate of 10% to 25% for the remainder of the benefits period, depending on the level of foreign investment in the company.

On January 1, 2011, new legislation that constitutes a major amendment to the Investment Law was enacted (the "Amendment Legislation"). Under the Amendment Legislation, a uniform rate of corporate tax would apply to all qualified income of certain Industrial Companies, as opposed to the current law's incentives that are limited to income from "beneficiary Enterprises" during their benefits period. According to the new law, the uniform tax rate will be 10% in areas in Israel designated as Development Zone A and 15% elsewhere in Israel during 2011-2012, 7% and 12.5%, respectively, in 2013-2014,  6% and 12%, respectively, thereafter. The profits of these Industrial Companies would be freely distributable as dividends, subject to a 15% withholding tax (or lower, under an applicable tax treaty). The Company is not located in Development Zone A.

Under the transitory provisions of the new Amendment Legislation, the Company may elect whether to irrevocably implement the new law in its Israeli company while waiving benefits provided under the current law or keep implementing the current law during the next years. Changing from the current law to the new law is permissible at any stage. The Company is examining the possible effect of the Amendment Legislation on its results.

The Company does not expect to pay any cash dividends. In the event of distribution of dividends from the above mentioned tax exempt income, the amount distributed would be taxed at the corporate tax rate applicable to such profits as if the Company had not elected the alternative program of benefits (depending on the level of foreign investment in the Company), currently between 10% to 25% for an Benefitted Enterprise.

Income from sources other than a "Beneficiary Enterprise" during the benefit period is subject to tax at the regular corporate tax rate (25% from January 1, 2012 and onwards).

d.	Non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective domiciles of residence. The Company has not made any provisions relating to undistributed earnings of the Company's foreign subsidiaries since the Company has no current plans to distribute such earnings. If earnings are distributed to Israel in the form of dividends or otherwise, the Company may be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes. It is not practicable to determine the amount of the unrecognized deferred tax liability for temporary differences related to investments in foreign subsidiaries.

e.	Carryforward tax losses and credits:

As of December 31, 2011, the Company had operating loss carry forwards for Israeli income tax purposes of approximately $ 62,000, which may be offset indefinitely against future taxable income.

The Company's U.S. subsidiaries had carryforward tax losses of approximately $ 256,000 as of December 31, 2011. Utilization of U.S. net operating losses may be subject to substantial annual limitation due to the "change in ownership" provisions of Internal Revenue Code of 1986 and similar state provisions. The annual limitations may result in the expiration of net operating loss before utilization. In the U.S, carryforward tax losses can be utilized within 20 years.

The Group has carryforward tax losses relating to other subsidiaries in Europe and Latin America of approximately $ 26,000 and $ 35,000, as of December 31, 2011 respectively.

f.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Groups' deferred tax liabilities and assets are as follows:

		December 31,
		2011	2010
1.	Provided in respect of the following:

	Carryforward tax losses	$120,253	$130,110
	Temporary differences relating to property, equipment and intangibles	7,990	10,762
	Other	14,202	14,903

	Gross deferred tax assets	142,445	155,775

	Valuation allowance	(131,944)	(143,100)

	Net deferred tax assets	10,501	12,675

	Gross deferred tax liabilities
	Temporary differences relating to property, equipment and intangibles	(16,091)	(19,180)
	Other	(724)	-

		(16,815)	(19,180)

	Net deferred tax liabilities	$(6,314)	$(6,505)

	Domestic	$-	$-

	Foreign	(6,314)	(6,505)

		$(6,314)	$(6,505)

		December 31,
		2011	2010

2.	Deferred taxes are included in the consolidated balance sheets, as follows:

	Current assets	$55	$1,462

	Non-current assets	-	485

	Current liabilities	(20)	(326)

	Non-current liabilities	(6,349)	(8,126)

		$(6,314)	$(6,505)

3.
As of December 31, 2011, the Group decreased the valuation allowance by approximately $ 11,156, resulting from changes in other temporary differences and from carryforward tax losses. Management currently believes that it is more likely than not that the deferred tax regarding the loss carryforwards and other temporary differences for which valuation allowance was provided will not be realized in the foreseeable future.

4.
The functional and reporting currency of the Company and certain of its subsidiaries is the dollar. The difference between the annual changes in the NIS/dollar exchange rate causes a further difference between taxable income and the income before taxes shown in the financial statements. In accordance with ASC 740-10-25-3, the Company has not provided deferred income taxes on the difference between the functional currency and the tax basis of assets and liabilities.

g.	Reconciling items between the statutory tax rate of the Company and the effective tax rate:

	Year ended December 31,
	2011	2010	2009

Income (loss) before taxes, as reported in the consolidated statements of operations	$(6,193)	$30,630	$2,782

Statutory tax rate	24%	25%	26%

Theoretical tax expenses (income) on the above amount at the Israeli statutory tax rate	$(1,486)	$7,660	$723
Currency differences	1,673	(394)	(107)
Tax adjustment in respect of different tax rates and "Approved Enterprise" status	(2,647)	(568)	3,413
Changes in valuation allowance	(11,156)	1,784	(5,365)
Taxes in respect of prior years	(513)	(416)	(315)
Stock compensation relating to options per ASC 718 (formerly: SFAS 123(R))	292	247	159
Changes in valuation allowance related to Capital gains	(1,428)	(10,020)	-
Forfeiture of carry forward tax losses	8,281	-	-
Wavestream goodwill impairment and earn out reversal, net	5,851	-	-
Nondeductible expenses related to acquisitions	-	1,472	-
Nondeductible expenses and other differences	790	246	2,396

	$(343)	$11	$904

h.	Taxes on income included in the consolidated statements of operations:

	Year ended December 31,
	2011	2010	2009

Current year	$612	$677	$227
Prior years	(513)	(416)	(315)
Deferred income taxes	(442)	(250)	992

	$(343)	$11	$904

Domestic	$66	$31	$(946)
Foreign	(409)	(20)	1,850

	$(343)	$11	$904

i.	Income (loss) before taxes on income from continuing operations:

	Year ended December 31,
	2011	2010	2009

Domestic	$4,294	$40,680	$(1,947)
Foreign	(10,487)	(10,050)	4,729

	$(6,193)	$30,630	$2,782

SUPPLEMENTARY BALANCE SHEET INFORMATION	12 Months Ended
Dec. 31, 2011
SUPPLEMENTARY BALANCE SHEET INFORMATION [Abstract]
SUPPLEMENTARY BALANCE SHEET INFORMATION
NOTE 12:-	SUPPLEMENTARY BALANCE SHEET INFORMATION

a.	Other current assets:

	December 31,
	2011	2010

Receivables in respect of capital leases (see c below)	$3,129	$1,945
VAT receivables	2,428	1,588
Prepaid expenses	3,404	2,968
Deferred charges	7,989	6,559
Tax receivables	1,582	857
Employees	118	140
Income receivable	1,155	898
Advance payments to suppliers	1,268	1,613
Short term deferred taxes	55	1,462
Receivables from aborted merger	2,750	2,750
Adjustment to Wavestream purchase price	-	1,030
Other	1,889	1,163

	$25,767	$22,973

b.	Long-term trade receivables, receivables in respect of capital leases and other receivables:

	December 31,
	2011	2010

Long-term receivables in respect of capital leases (see c below)	$20,127	$5,947
Long-term deferred taxes	-	484
Other receivables	92	107

	$20,219	$6,538

c.	Receivables in respect of capital and operating leases:

The Group's contracts with customers contain long-term commitments, for remaining periods ranging from one to ten years, to provide network services, equipment, installation and maintenance.

The aggregate minimum future payments to be received by the Group under these contracts as of December 31, 2011, are as follows (including unearned interest income in the amount of $ 7,571):

Capital
Year ending December 31,	lease

2012	$3,129
2013	2,988
2014	2,947
2015	2,814
2016	2,687
2017 and after	16,261

$$30,826

The net investments in capital lease receivables as of December 31, 2011, are $ 23,255. Total revenue from capital and operating leases amounted to $ 15,064, $ 8,868 and $ 6,018 in the years ended December 31, 2011, 2010 and 2009, respectively.

d.	Short-term bank credit:

The following is classified by currency and interest rates:

	Weighted average interest rate
	December 31,		December 31,
	2011	2010	2011	2010
	%
In dollars	4.0	4.5	$2,971	$2,129

e.	Other current liabilities:

	December 31,
	2011	2010

Deferred revenue	$12,129	$10,441
Payroll and related employee accruals	7,613	7,947
Government authorities	2,472	4,452
Advances from customers	4,279	5,865
Provision for vacation pay	5,922	6,151
Capital lease	800	970
Hedging Instruments	799	-
Other	2,750	3,849

	$36,764	$39,675

f.	Long-term loans:

		Interest rate for			December 31,
		2011	2010		2011	2010
	Linkage	%	%	Maturity

Loans from banks:
(a)	U.S.dollar	4.77%	4.77%	2012-2022	$40,000	$40,000
(b)	Euro	LIBOR +2.75%	6.3%	2001-2020	4,350	5,399
(c)	Euro	7.9%	7.9%	2012-2017	652	757
Other loans:	U.S.dollar / NIS	6%	10% / 6%	2011-2014	69	392

					45,071	46,548
Less - current maturities					4,718	1,346

					$40,353	$45,202

(a)
The Company entered into a loan agreement with an Israeli bank. The loan is secured  initially by a floating charge on the assets of the Company which will be converted to a negative pledge in October 2012, and is further secured by a fixed pledge (mortgage) on the Company's real estate in Israel. In addition, there are financial covenants associated with the loan. As of December 31, 2011 the Company's management believes it is in compliance with these covenants.

As part of the loan agreement, the Company also received a credit line of $ 5,000 from the bank. As of December 31, 2011, the Company used approximately $ 3,119 of this credit line.

(b)
A Dutch subsidiary of the Company entered into a mortgage and loan agreement with a German bank. The amount of the mortgage as of December 31, 2011, is collateralized by the subsidiary's facilities in Germany.

(c)	Raysat BG entered into a mortgage business loan with a Bulgarian bank. The amount of the mortgage as of December 31, 2011, is collateralized by Raysat BG building in Bulgaria.

g.	Long-term debt maturities for loans after December 31, 2011, are as follows:

Year ending December 31,

2012	$4,718
2013	4,616
2014	4,687
2015	4,633
2016	4,643
2017 and after	21,774

$45,071

Interest expenses on the long-term loans amounted to $ 2,318, $ 626 and $ 708 for the years ended December 31, 2011, 2010 and 2009, respectively.

h.	As for the convertible subordinated notes, see Note 9.

i.	Other long-term liabilities:

	December 31,
	2011	2010

Deferred revenue	$1,372	$1,878
Space segment	750	1,000
Restructuring charge (mainly termination of lease commitments)	811	1,080
Long-term tax accrual	6,265	7,592
Long term deferred taxes	6,349	8,126
Deferred income	6,080	6,730
Contingent consideration	469	2,539
Capital lease	-	777
Other	3,245	2,956

	$25,341	$32,678

SELECTED STATEMENTS OF OPERATIONS DATA	12 Months Ended
Dec. 31, 2011
SELECTED STATEMENTS OF OPERATIONS DATA [Abstract]
SELECTED STATEMENTS OF OPERATIONS DATA
NOTE 13:-	SELECTED STATEMENTS OF OPERATIONS DATA

a.	Research and development expenses, net:

	Year ended December 31,
	2011	2010	2009

Total cost	$35,076	$22,194	$16,281
Less:
Non-royalty-bearing grants	3,375	3,249	2,311

Total research and development expenses, net	$31,701	$18,945	$13,970

b.	Allowance for doubtful accounts:

Balance at beginning of year	$5,774	$6,278	$4,370
Increase during the year	2,372	647	2,404
Amounts collected	(557)	(311)	-
Write-off of bad debts	(2,949)	(840)	(496)

Balance at the end of year	$4,640	$5,774	$6,278

c.	Financial income (expenses), net:

	Year ended December 31,
	2011	2010	2009

Income:
Interest on cash equivalents, bank deposits, restricted cash and accretion of discounts of held-to-maturity marketable securities	$1,099	$1,072	$2,745
Interest with respect to capital lease	1,115	272	675
Other	438	367	1,206

	2,652	1,711	4,626
Expenses:
Interest with respect to short-term bank credit and other	241	17	370
Interest with respect to long-term loans	2,719	924	708
Other	1,623	1,327	2,498

	4,583	2,268	3,576

Total financial income (expenses), net	$(1,931)	$(557)	$1,050

d.	Other income:

	Year ended December 31,
	2011	2010	2009

Sale of an investment which previously had been written off	$3,034	$24,314	$2,597
Settlement agreements relating to the aborted Agreement and Plan of Merger	2,617	13,314	-
Adjustments to the fair value of the contingent consideration relating to Wavestream's acquisition	2,539	-	-
Other	(116)	(268)	(201)

	$8,074	$37,360	$2,396

CUSTOMERS, GEOGRAPHIC AND SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2011
CUSTOMERS, GEOGRAPHIC AND SEGMENT INFORMATION [Abstract]
CUSTOMERS, GEOGRAPHIC AND SEGMENT INFORMATION
NOTE 14:-	CUSTOMERS, GEOGRAPHIC AND SEGMENT INFORMATION

The Group applies ASC 280, "Segment Reporting" ("ASC 280") (formerly: SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information"). Segments are managed separately and can be described as follows:

Gilat Worldwide which is comprised of two reportable segments:

Gilat International: Gilat International focuses on sales of solutions to operators by provision of its proprietary standard VSAT technology and hybrid solutions. The business of Gilat International reflects the generation of revenue from sales of the Group's satellite-based networking equipment, professional services and applications. The charges to customers for satellite networking products, applications or professional services vary with the number of sites, the location of sites, installation services required and the types of technologies and protocols employed.

Gilat Peru & Colombia: The business of Gilat Peru & Colombia is comprised of several government-sponsored rural projects for telephony and/or internet and data connectivity. To date, this business segment includes satellite-based rural telephony and internet access solutions in remote areas in Latin America.

Spacenet: Spacenet's business consists of business activity as an operator of communications networks for the provision of telephony, data and Internet services to its customers, primarily in the Americas. The charges to customers for networking services vary with the type of operations provided, the length of the contract, the amount of satellite capacity and the types of technologies and protocols employed.

Wavestream: Wavestream's business provides high power SSPA and BUCs with field-proven, high performance solutions designed for mobile and fixed Satcom systems worldwide, primarily in the defense market.

a.	Information on the reportable segments:

1.	The measurement of the reportable operating segments is based on the same accounting principles applied in these financial statements.

2.	When reported by segment, the results of Gilat Worldwide (consisting of Gilat International and Gilat Peru & Colombia), Spacenet and Wavestream are presented based upon intercompany transfer prices.

3.	Financial data relating to reportable operating segments:

	Year ended December 31, 2011
	Gilat Worldwide
	Gilat International	Gilat Peru & Colombia	Spacenet Inc	Wavestream	Consolidation	Total
Revenue:
External revenue	$127,505	$48,893	$104,453	$58,350	$-	$339,201
Internal revenue	21,643	55	-	873	(22,571)	-

	$149,148	$48,948	$104,453	$59,223	$(22,571)	$339,201
Financial income (expenses), net	$(2,354)	$(611)	$1,302	$(268)	$-	$(1,931)

Income (loss) before taxes on income	$3,574	$6,005	$(4,336)	$(13,446)	$2,010	$(6,193)

Taxes on income (tax benefit)	$(210)	$98	$(7,811)	$7,580	$-	$(343)

	Year ended December 31, 2010
	Gilat Worldwide
	Gilat International	Gilat Peru & Colombia	Spacenet Inc	Wavestream*	Consolidation	Total
Revenue:
External revenue	$113,723	$35,862	$79,359	$4,041	$-	$232,985
Internal revenue	17,064	-	-	-	(17,064)	-

	$130,787	$35,862	$79,359	$4,041	$(17,064)	$232,985
Financial income (expenses), net	$346	$(717)	$(169)	$(17)	$-	$(557)

Income (loss) before taxes on income	$37,534	$2,329	$(8,539)	$(802)	$108	$30,630

Taxes on income (tax benefit)	$(873)	$1,189	$(470)	$165	$-	$11

*)	Wavestream became a reportable segment since it was acquired on November 29, 2010, therefore its results represent only one month of operations.

	Year ended December 31, 2009
	Gilat Worldwide
	Gilat International	Gilat Peru & Colombia	Spacenet Inc	Consolidation	Total

Revenue:
External revenue	$97,846	$46,676	$83,537	$-	$228,059
Internal revenue	11,870	-	-	(11,870)	-

	$109,716	$46,676	$83,537	$(11,870)	$228,059

Financial income, net	$208	$534	$308	$-	$1,050

Income (loss) before taxes on income	$234	$8,325	$(5,070)	$(707)	$2,782

Taxes on income	$866	$38	$-	$-	$904

b.	Revenues by geographic areas:

Following is a summary of revenues by geographic areas. Revenues attributed to geographic areas, based on the location of the end customers and in accordance with ASC 280, are as follows:

	Year ended December 31,
	2011	2010	2009

North America	$156,326	$83,314	$84,590
South America and Central America	100,457	84,388	89,170
Asia and Asia Pacific	51,554	36,350	36,131
Europe	21,126	12,693	6,948
Africa	9,738	16,240	11,220

	$339,201	$232,985	$228,059

c.	During 2011 and 2010, the Group did not have any single customer or country generating revenues exceeding 10% of the Group's total revenues.

Net revenues of one major customer located in Colombia accounted for 11% of total consolidated revenues for the year ended December 31, 2009.

d.	The Group's long-lived assets are located as follows:

	December 31,
	2011	2010

Israel	$73,760	$74,268
Latin America	4,867	5,977
United States	12,490	14,025
Europe	9,197	8,959
Other	612	261

	$100,926	$103,490